UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 6, 2017

Yum China Holdings, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-37762	81-2421743
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

7100 Corporate Drive Plano, Texas 75024 United States of America	16/F Two Grand Gateway 3 Hongqiao Road Shanghai 200030 People’s Republic of China
(Address, including zip code, of principal executive offices)

(469) 980-2898

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02	Results of Operations and Financial Condition

In connection with the previously-announced plans of Yum China Holdings, Inc. (the “Company” or “Yum China”) to integrate the businesses of Pizza Hut Casual Dining and Pizza Hut Home Service, beginning with the quarter ended May 31, 2017, the two businesses will be combined and reported together as the Pizza Hut reportable segment.  The new reporting structure, which reflects how management now reviews and evaluates operating performance, is designed to drive greater brand focus, enabling Yum China to create synergies of the two Pizza Hut concepts and accelerate growth.

Accordingly, the Company’s earnings release and quarterly report for the quarter ended May 31, 2017 will reflect two reportable segments: KFC, which remains unchanged, and Pizza Hut. The Company also has three non-reportable segments: East Dawning, Little Sheep and Taco Bell, which are combined and referred to as All Other Segments, as these operating segments are insignificant both individually and in the aggregate.  Prior periods will be adjusted accordingly.

Exhibit 99.1 to this Form 8-K provides a summary of the Company’s annual segment operating results for 2015 and 2016 as well as the quarterly segment operating results for 2016 and the first quarter of 2017 as if they had been reported under this new reportable segment structure, and should be read in conjunction with the Company’s previously filed reports. Consolidated results remain unchanged.

In addition, consistent with the reclassification made in the Company’s Condensed Consolidated and Combined Financial Statements for the quarter ended February 28, 2017, certain comparative items in the Recast Segment Operating Results have been reclassified to facilitate comparison with future periods.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

The following exhibits are furnished with this report:

Exhibit No.	Exhibit Description
99.1	Recast Segment Operating Results

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

YUM CHINA HOLDINGS, INC.

	By:	/s/ Shella Ng
		Name:	Shella Ng
		Title:	Chief Legal Officer and Corporate Secretary
Date: June 6, 2017

EXHIBIT INDEX

Exhibit No.	Exhibit Description
99.1	Recast Segment Operating Results